                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5385

                           SCUDDER VALUE SERIES, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder-Dreman High Return Equity Fund

Annual Report to Shareholders

November 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risks. Some funds have more risk than others. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may also focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2005

Classes A, B, C, I, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal values fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I, Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of the Scudder-Dreman High Return Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class R. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/05
Scudder-Dreman High Return Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	9.07%	15.60%	7.16%	12.06%
Class B	8.18%	14.65%	6.29%	11.11%
Class C	8.26%	14.73%	6.35%	11.16%
Class I	9.41%	16.02%	7.59%	12.53%
Class R	8.87%	15.28%	6.81%	11.63%
S&P 500 Index+	8.44%	12.10%	.64%	9.28%
Scudder-Dreman High Return Equity Fund	1-Year	3-Year	Life of Class*
Institutional Class	9.43%	15.97%	12.33%
S&P 500 Index+	8.44%	12.10%	12.03%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder-Dreman High Return Equity Fund — Class A [] S&P 500 Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/05
Scudder-Dreman High Return Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,280	$14,558	$13,321	$29,421
	Average annual total return	2.80%	13.34%	5.90%	11.39%
Class B	Growth of $10,000	$10,518	$14,871	$13,468	$28,686
	Average annual total return	5.18%	14.14%	6.14%	11.11%
Class C	Growth of $10,000	$10,826	$15,100	$13,604	$28,808
	Average annual total return	8.26%	14.73%	6.35%	11.16%
Class I	Growth of $10,000	$10,941	$15,615	$14,419	$32,560
	Average annual total return	9.41%	16.02%	7.59%	12.53%
Class R	Growth of $10,000	$10,887	$15,321	$13,898	$30,044
	Average annual total return	8.87%	15.28%	6.81%	11.63%
S&P 500 Index+	Growth of $10,000	$10,844	$14,085	$10,322	$24,287
	Average annual total return	8.44%	12.10%	.64%	9.28%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 11/30/05
Scudder-Dreman High Return Equity Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,094,300	$1,559,600	$1,464,600
	Average annual total return	9.43%	15.97%	12.33%
S&P 500 Index+	Growth of $1,000,000	$1,084,400	$1,408,500	$1,446,400
	Average annual total return	8.44%	12.10%	12.03%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R	Institutional Class
Net Asset Value: 11/30/05	$ 44.37	$ 44.20	$ 44.25	$ 44.35	$ 44.29	$ 44.38
11/30/04	$ 41.25	$ 41.08	$ 41.13	$ 41.23	$ 41.22	$ 41.25
Distribution Information: Twelve Months: Income Dividends as of 11/30/05	$ .60	$ .23	$ .27	$ .73	$ .56	$ .73
Class A Lipper Rankings — Equity Income Funds Category as of 11/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	69	of	225	31
3-Year	19	of	161	12
5-Year	21	of	129	17
10-Year	3	of	73	5

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 11/30/05
Scudder-Dreman High Return Equity Fund	Life of Class*
Class S	2.77%
S&P 500 Index+	5.28%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on February 28, 2005. Index returns begin February 28, 2005.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/05	$ 44.38
2/28/05 (commencement of operations)	$ 43.74
Distribution Information: Since inception of 2/28/05: Income Dividends as of 11/30/05	$ .56
Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,037.70	$ 1,033.50	$ 1,033.90	$ 1,039.20	$ 1,036.40	$ 1,039.50	$ 1,039.50
Expenses Paid per $1,000*	$ 5.72	$ 9.94	$ 9.64	$ 3.99	$ 7.30	$ 4.35	$ 4.24
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,019.45	$ 1,015.29	$ 1,015.59	$ 1,021.16	$ 1,017.90	$ 1,020.81	$ 1,020.91
Expenses Paid per $1,000*	$ 5.67	$ 9.85	$ 9.55	$ 3.95	$ 7.23	$ 4.31	$ 4.20

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
Scudder-Dreman High Return Equity Fund	1.12%	1.95%	1.89%	.78%	1.43%	.85%	.83%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder-Dreman High Return Equity Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder-Dreman High Return Equity Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management LLC ("DVM"), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1997, with predecessor firms dating back to 1977, and currently manages over $14 billion in assets as of November 30, 2005.

Portfolio Management Team

Dreman Value Management, LLC is the subadvisor for the fund.

David N. Dreman

Lead Portfolio Manager.

Began investment career in 1957.

Joined the fund team in 1988.

Founder and Chairman, Dreman Value Management, LLC since 1977.

F. James Hutchinson

Portfolio Manager.

Began investment career in 1986.

Joined the fund team in 2001.

Prior to that, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment areas, including President of The Bank of New York (NJ).

In the following interview, Lead Portfolio Manager David N. Dreman discusses the economy, the market environment and performance of Scudder-Dreman High Return Equity Fund for the annual period ended November 30, 2005.

Q:  How would you describe the economic and market environment over the last 12 months?

A:  The market has behaved in line with our expectations. A year ago, our view was more conservative than most. We anticipated that rising interest rates and concerns about inflation would take a toll on equity returns, and that has been the case, as returns have generally been modest in 2005. The market has also been quite volatile over the last year as investors reacted to economic news that was often confusing.

The broad market, as measured by the S&P 500 Index, had a return of 8.44% for the 12-month period ended November 2005.1 However, more than a third of this return was achieved in the month of December 2004; the return of the S&P 500 Index between January 1 and November 30 of 2005 was just 4.88%. The performance of value stocks and growth stocks was remarkably similar: The return of the Russell 1000 Value Index was 9.98%, while the Russell 1000 Growth Index had a return of 9.73%.2 Mid-cap stocks had significantly higher returns than large-cap or small-cap stocks. The return of the Russell Midcap Index was 16.25%, compared with 9.97% for the Russell 1000 Index, which tracks large-cap stocks, and 8.14% for the Russell 2000 Index, which measures the return of small-cap stocks.3

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The economy appears to be somewhat stronger than might be expected at this stage of an expansion. Gross domestic product (GDP) has expanded for 16 consecutive quarters, beginning in the fourth quarter of 2001, and real GDP has increased at a rate of more than 3% for nearly three years.4 However, debt creation, which has been the source of much of the growth, may be a drag on the economy in the months ahead. High levels of consumer debt, together with the effect of rising energy prices on consumer sentiment, raise major questions about whether consumers can continue the level of spending that has been a major driver of the expansion.

3 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the index had an approximate market capitalization of $13.7 billion.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

4 Gross domestic product (GDP) is the total market value of all final goods and services produced in a country in a given year. Real GDP is GDP adjusted for inflation.

Business trends were reasonably strong over the last year. Corporate profits increased during 2005, and business investment in capital projects and information technology continued to increase. Manufacturing activity has risen, and productivity continued to improve.

Perhaps the most puzzling aspect of the current economic environment is the relationship between interest rates and inflation. Expressing concern about inflation, the Federal Reserve (the Fed) has been raising short-term rates steadily since June 2004, but long-term rates, as measured by the yield on 10-year US Treasury notes, remain near historic lows. What this tells us is that the bond market believes that economic growth will slow before inflation becomes a serious issue. In a statement that accompanied the December rate increase, the Fed gave some indication that the period of tightening may be coming to an end, but it will likely be several months before we have a clear indication of any change in Fed policy.

Q:  How has the fund performed?

A:  We are pleased with the fund's performance. For the 12 months ended November 30, 2005, Scudder-Dreman High Return Equity Fund (Class A shares) returned 9.07%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for complete performance information.) The fund outperformed the 8.44% return of its benchmark, the Standard & Poor's 500 Index. The return of the fund's Class A shares also surpassed the average of its Lipper peer group of Equity Income Funds, which was 8.39%.5

5 The Lipper Equity Income Funds category consists of funds that seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities.

We consider long-term returns to be far more important than short-term returns, which can fluctuate for a variety of reasons. So, we are especially pleased to report that the fund's return (Class A shares unadjusted for sales charges) have surpassed those of its benchmark and peer group for the three-year, five-year and 10-year periods ended November 2005.

Q:  What investment decisions were most important for performance?

A:  The most significant positive factor was a major overweight in energy stocks, which performed quite well.6 We initiated this overweight position approximately two years ago, and then at the end of 2004, when oil prices fell somewhat, we took advantage of the drop in oil stocks to significantly increase the overweight. At the period ended November 30, 2005, 17.2% of the portfolio was invested in energy stocks, compared with an 8.7% weight in the S&P 500 Index.

6 An "overweight" is a weighting in a stock or industry greater than that of the benchmark. An "underweight" is a weighting in a stock or security lower than that of the benchmark.

Within the energy group, the top contributor to performance was ConocoPhillips, a major integrated oil company that is our largest energy holding and the second-largest position in the portfolio. Other energy stocks that performed especially well were independent oil and gas exploration and production companies Devon Energy Corp., EnCana Corp. and Burlington Resources, Inc., which moved up further in December 2005, when it reached an agreement to be acquired by ConocoPhillips. Also positive was a position early in the year in Kerr-McGee Corp., which offered shareholders the opportunity to tender their shares following the announcement that an investor group had acquired significant ownership of the stock. We took advantage of the tender offer, realizing a significant gain on our holding; the portfolio retained a small position in this stock as of November 30, 2005.

Q:  Other than energy, what other strategies or holdings drove performance?

A:  Some of the fund's largest holdings are in tobacco companies Altria Group, Inc., Reynolds American, Inc. and UST, Inc. UST is the leader in smokeless tobacco in the United States. Altria and Reynolds performed well, but UST had a bit of a setback following a disappointing earnings report. Tobacco stocks have risen as it has appeared increasingly likely that settlements of pending litigation may be more favorable than had been anticipated. A major favorable ruling in Illinois in December 2005 pushed Altria shares higher; this settlement removes a major barrier to the possible split of this company into three pieces, each of which would be a high-quality company with great brands and impressive financial strength.

Stock selection in health care contributed to performance, with particular strength in Medco Health Solutions, Inc., a leading pharmacy benefit manager; AmerisourceBergen Corp., a pharmaceutical service provider; and HCA, Inc., an operator of hospitals and health care systems. In the health care group, our portfolio has more emphasis on service providers than on major drug companies; however, pharmaceutical holdings such as Wyeth, Pfizer, Inc. and Merck & Co., Inc. have performed better in recent months than in prior periods. A December 2005 decision in a federal court upheld Pfizer's patent on atorvastatin, the active ingredient in Pfizer's widely used cholesterol-lowering medication, Lipitor, eliminating a potential drag on that stock. We believe that these companies have good growth potential based on promising products currently in development.

On the negative side, performance was hurt by an overweight in financials. Three large holdings, Freddie Mac, Fannie Mae and American International Group, Inc. (AIG), performed poorly because of accounting irregularities that required earnings restatements. AIG, now under new management, has recovered significantly from its low point last spring, and we believe this leading international insurance and financial services firm has good prospects for long-term growth.

Freddie Mac and Fannie Mae continue to be quite weak, but we believe that their financial problems have been exaggerated and that much of the criticism of these companies has been politically motivated. We consider the market's negative reaction to the issues facing these companies to be excessive. Fannie Mae's stock is selling below the company's liquidation value, and we continue to feel that both of these stocks have major upside potential.

Q:  Do you have other comments for shareholders?

A:  The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. We have confidence in our time-tested approach of identifying companies with solid long-term earnings growth prospects, below-market price-to-earnings ratios, and above-market dividend yields. We believe this approach can help shareholders achieve their long-term investment goals by providing the potential for better risk-adjusted returns than the broader market over time. We urge investors to take a long-term view and to avoid reacting to the fluctuations that are an inevitable element of equity investing.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	11/30/05	11/30/04

Common Stocks	86%	90%
Cash Equivalents	13%	10%
US Treasury Obligations	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/05	11/30/04

Financials	28%	32%
Energy	21%	15%
Health Care	19%	18%
Consumer Staples	18%	21%
Consumer Discretionary	7%	8%
Industrials	5%	3%
Information Technology	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2005 (40.8% of of Net Assets)
1. Altria Group, Inc. Parent company operating in the tobacco and food industries	8.5%
2. ConocoPhillips Producer of petroleum and other natural gases	5.8%
3. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	4.6%
4. Freddie Mac Facilitator of mortgages and issuer of mortgage-backed securities	3.8%
5. Washington Mutual, Inc. Provider of diversified financial services	3.6%
6. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	3.3%
7. UST, Inc. Manufacturer and marketer of smokeless tobacco, premium cigars and premium wines	3.2%
8. Devon Energy Corp. Explorer and producer of oil and gas	3.2%
9. Bank of America Corp. Provider of commercial banking services	2.5%
10. American International Group, Inc. Provider of insurance services	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2005

	Shares	Value ($)

Common Stocks 86.2%
Consumer Discretionary 5.6%
Automobiles 0.3%
Ford Motor Co.	2,626,775	21,355,681
Multiline Retail 0.9%
Federated Department Stores, Inc.	982,125	63,278,313
Specialty Retail 4.4%
Borders Group, Inc. (a)	5,255,100	107,151,489
Home Depot, Inc.	2,875,335	120,131,496
Staples, Inc.	3,658,407	84,509,202
		311,792,187
Consumer Staples 15.9%
Food & Staples Retailing 0.4%
Safeway, Inc.	1,116,825	25,966,181
Tobacco 15.5%
Altria Group, Inc.	8,147,675	593,069,263
Imperial Tobacco Group PLC (ADR)	705,450	42,221,183
Reynolds American, Inc. (b)	1,601,441	142,560,278
Universal Corp. (a)	2,141,450	86,471,751
UST, Inc. (b)	5,885,800	227,074,164
		1,091,396,639
Energy 17.7%
Energy Equipment & Services 0.2%
Transocean, Inc.*	251,875	16,079,700
Oil, Gas & Consumable Fuels 17.5%
Anadarko Petroleum Corp.	347,000	31,441,670
Apache Corp.	1,069,800	69,836,544
Burlington Resources, Inc.	1,195,475	86,373,069
Chevron Corp.	4,076,634	233,631,894
ConocoPhillips	6,749,146	408,390,824
Devon Energy Corp.	3,702,200	222,872,440
El Paso Corp. (b)	6,262,925	68,829,546
EnCana Corp.	477,600	21,167,232
Kerr-McGee Corp.	21,664	1,872,853
Occidental Petroleum Corp.	1,081,300	85,747,090
		1,230,163,162
Financials 23.8%
Banks 7.4%
Bank of America Corp. (b)	3,783,468	173,623,347
KeyCorp.	2,173,500	72,073,260
PNC Financial Services Group, Inc.	1,236,400	78,845,228
Sovereign Bancorp, Inc.	3,603,300	78,768,138
US Bancorp.	1,961,150	59,383,622
Wachovia Corp.	1,047,300	55,925,820
		518,619,415
Capital Markets 0.0%
Piper Jaffray Companies, Inc.*	7,675	305,004
Diversified Financial Services 13.8%
CIT Group, Inc.	672,775	33,302,363
Citigroup, Inc.	981,700	47,661,535
Fannie Mae	6,756,850	324,666,642
Freddie Mac	4,269,550	266,633,398
JPMorgan Chase & Co.	1,025,769	39,235,664
Washington Mutual, Inc.	6,176,064	254,392,076
		965,891,678
Insurance 2.6%
American International Group, Inc.	2,428,650	163,059,561
The St. Paul Travelers Companies, Inc.	483,960	22,518,659
		185,578,220
Health Care 16.3%
Health Care Equipment & Supplies 1.4%
Becton, Dickinson & Co.	803,440	46,784,311
Fisher Scientific International, Inc.*	791,000	51,003,680
		97,787,991
Health Care Providers & Services 8.4%
AmerisourceBergen Corp.	890,300	71,535,605
Cardinal Health, Inc.	873,100	55,834,745
HCA, Inc.	2,121,500	108,175,285
Laboratory Corp. of America Holdings*	2,498,350	129,639,382
Medco Health Solutions, Inc.*	2,263,822	121,454,050
Quest Diagnostics, Inc.	2,117,400	106,060,566
		592,699,633
Pharmaceuticals 6.5%
Bristol-Myers Squibb Co.	5,639,650	121,760,043
Merck & Co., Inc.	4,006,220	117,782,868
Pfizer, Inc.	7,206,005	152,767,306
Wyeth	1,470,150	61,099,434
		453,409,651
Industrials 4.6%
Air Freight & Logistics 0.4%
FedEx Corp.	340,800	33,268,896
Industrial Conglomerates 3.1%
3M Co.	948,500	74,438,280
General Electric Co.	1,563,025	55,831,253
Tyco International Ltd.	3,083,980	87,955,110
		218,224,643
Machinery 1.1%
PACCAR, Inc.	1,057,700	76,006,322
Information Technology 2.2%
IT Consulting & Services
Electronic Data Systems Corp.	6,603,261	152,205,166
Utilities 0.1%
Multi-Utilities
NiSource, Inc.	198,520	4,274,137
Total Common Stocks (Cost $4,524,392,057)		6,058,302,619
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.6%
US Treasury Bills:
3.11%**, 12/15/2005 (c)	10,000,000	9,987,905
3.46%**, 12/29/2005 (c)	20,000,000	19,946,178
4.13%**, 5/25/2006 (c)	5,000,000	4,899,618
4.569%**, 2/9/2006 (c)	10,000,000	9,928,736
Total US Treasury Obligations (Cost $44,762,437)		44,762,437
	Shares	Value ($)

Securities Lending Collateral 3.3%
Scudder Daily Assets Fund Institutional, 4.07%(d) (e) (Cost $229,213,000)	229,213,000	229,213,000
Cash Equivalents 12.9%
Scudder Cash Management QP Trust, 4.03%(f) (Cost $909,530,234)	909,530,234	909,530,234
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $ 5,707,897,728)+	103.0	7,241,808,290
Other Assets and Liabilities, Net	(3.0)	(212,347,130)
Net Assets	100.0	7,029,461,160

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $5,718,591,877. At November 30, 2005, net unrealized appreciation for all securities based on tax cost was $1,523,216,413. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,916,645,571, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $393,429,158.

(a) Affiliated issuers (see Notes to Financial Statements).

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2005 amounted to $224,302,290, which is 3.2% of net assets.

(c) At November 30, 2005, these securities have been pledged, in whole or part to cover, initial margin requirements for open futures contracts.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

At November 30, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	12/15/2005	2,441	743,205,687	763,483,775	20,278,088

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005
Assets
Investments in securities, at value: Unaffiliated issuers (cost $4,422,237,447) — including $224,302,290 of securities loaned	$ 5,909,441,816
Affiliated issuers (cost $146,917,047)	193,623,240
Investment in Scudder Cash Management QP Trust (cost $909,530,234)	909,530,234
Investment in Scudder Daily Assets Fund Institutional (cost $229,213,000)*	229,213,000
Total investments in securities, at value (cost $5,707,897,728)	7,241,808,290
Cash	10,232
Receivable for investments sold	7,139,828
Dividends receivable	12,853,449
Interest receivable	2,651,329
Receivable for Fund shares sold	19,018,814
Margin deposit	590,340
Other assets	305,418
Total assets	7,284,377,700
Liabilities
Payable for Fund shares redeemed	12,108,236
Payable upon return of securities loaned	229,213,000
Payable for daily variation margin on open futures contracts	5,004,050
Accrued management fee	3,923,353
Other accrued expenses and payables	4,667,901
Total liabilities	254,916,540
Net assets, at value	$ 7,029,461,160
Net Assets
Net assets consist of: Undistributed net investment income	20,841,597
Net unrealized appreciation (depreciation) on: Investments	1,533,910,562
Futures	20,278,088
Accumulated net realized gain (loss)	(178,923,126)
Paid-in capital	5,633,354,039
Net assets, at value	$ 7,029,461,160

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($4,767,466,605 ÷ 107,437,526 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)	$ 44.37
Maximum offering price per share (100 ÷ 94.25 of $44.37)	$ 47.08

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($761,449,542 ÷ 17,226,347 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)

$ 44.20

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($858,446,019 ÷ 19,401,320 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)

$ 44.25
Class I Net Asset Value, offering and redemption price(a) per share ($19,998,019 ÷ 450,869 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)	$ 44.35
Class R Net Asset Value, offering and redemption price(a) per share ($10,910,238 ÷ 246,330 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 44.29

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($37,627,039 ÷ 847,889 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)

$ 44.38
Institutional Class Net Asset Value, offering and redemption price(a) per share ($573,563,698 ÷ 12,922,809 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 44.38

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2005
Investment Income
Income: Dividends — Unaffiliated issuers (net of foreign taxes withheld of $165,283)	$ 145,408,796
Dividends — Affiliated issuers	5,447,379
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	193,479
Interest — Scudder Cash Management QP Trust	21,421,779
Interest — Unaffiliated issuers	950,636
Total Income	173,422,069
Expenses: Management fee	44,313,671
Distribution service fees	26,873,861
Services to shareholders	11,297,464
Custodian fees	161,195
Auditing	91,885
Legal	105,770
Directors' fees and expenses	125,949
Reports to shareholders	756,530
Registration fees	211,003
Other	341,141
Total expenses, before expense reductions	84,278,469
Expense reduction	(75,626)
Total expenses, after expense reductions	84,202,843
Net investment income (loss)	89,219,226
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — Unaffiliated issuers	94,427,861
Futures	19,944,296
114,372,157
Net unrealized appreciation (depreciation) during the period on: Investments	330,356,950
Futures	3,295,758
333,652,708
Net gain (loss) on investment transactions	448,024,865
Net increase (decrease) in net assets resulting from operations	$ 537,244,091

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2005	2004
Operations: Net investment income (loss)	$ 89,219,226	$ 70,137,682
Net realized gain (loss) on investment transactions	114,372,157	81,642,837
Net unrealized appreciation (depreciation) during the period on investment transactions	333,652,708	579,230,779
Net increase (decrease) in net assets resulting from operations	537,244,091	731,011,298
Distributions to shareholders from: Net investment income: Class A	(62,454,116)	(54,732,203)
Class B	(4,560,941)	(7,366,782)
Class C	(4,691,793)	(4,819,429)
Class I	(87,126)	(213,229)
Class R	(72,876)	(9,722)
Class S	(114,143)	—
Institutional Class	(5,071,808)	(1,974,719)
Fund share transactions: Proceeds from shares sold	2,278,074,783	1,771,269,520
Reinvestment of distributions	65,851,351	60,430,374
Cost of shares redeemed	(1,670,532,520)	(1,380,408,419)
Redemption fees	47,297	—
Net increase (decrease) in net assets from Fund share transactions	673,440,911	451,291,475
Increase (decrease) in net assets	1,133,632,199	1,113,186,689
Net assets at beginning of period	5,895,828,961	4,782,642,272
Net assets at end of period (including undistributed net investment income of $20,841,597 and $8,675,174, respectively)	$ 7,029,461,160	$ 5,895,828,961

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 41.25	$ 36.44	$ 30.15	$ 36.74	$ 33.91
Income (loss) from investment operations: Net investment income[a]	.67	.59	.59	.53	.41
Net realized and unrealized gain (loss) on investment transactions	3.05	4.81	6.28	(6.63)	2.94
Total from investment operations	3.72	5.40	6.87	(6.10)	3.35
Less distributions from: Net investment income	(.60)	(.59)	(.58)	(.49)	(.52)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 44.37	$ 41.25	$ 36.44	$ 30.15	$ 36.74
Total Return (%)[b]	9.07	14.97	23.18	(16.77)	9.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,767	4,170	2,983	2,056	2,101
Ratio of expenses (%)	1.12	1.14	1.27	1.27	1.27
Ratio of net investment income (loss) (%)	1.56	1.54	1.87	1.54	1.13
Portfolio turnover rate (%)	9	10	14	25	29
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

Class B
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 41.08	$ 36.29	$ 30.01	$ 36.58	$ 33.75
Income (loss) from investment operations: Net investment income[a]	.32	.28	.34	.25	.12
Net realized and unrealized gain (loss) on investment transactions	3.03	4.78	6.26	(6.62)	2.93
Total from investment operations	3.35	5.06	6.60	(6.37)	3.05
Less distributions from: Net investment income	(.23)	(.27)	(.32)	(.20)	(.22)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 44.20	$ 41.08	$ 36.29	$ 30.01	$ 36.58
Total Return (%)[b]	8.18	14.02	22.19	(17.43)	9.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	761	915	1,150	1,243	1,609
Ratio of expenses (%)	1.95	1.96	2.08	2.08	2.08
Ratio of net investment income (loss) (%)	.73	.72	1.06	.73	.32
Portfolio turnover rate (%)	9	10	14	25	29
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

Class C
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 41.13	$ 36.34	$ 30.04	$ 36.61	$ 33.78
Income (loss) from investment operations: Net investment income[a]	.35	.30	.35	.26	.13
Net realized and unrealized gain (loss) on investment transactions	3.04	4.79	6.28	(6.62)	2.93
Total from investment operations	3.39	5.09	6.63	(6.36)	3.06
Less distributions from: Net investment income	(.27)	(.30)	(.33)	(.21)	(.23)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 44.25	$ 41.13	$ 36.34	$ 30.04	$ 36.61
Total Return (%)[b]	8.26	14.08	22.27	(17.42)	9.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	858	683	549	398	398
Ratio of expenses (%)	1.88	1.92	2.02	2.05	2.05
Ratio of net investment income (loss) (%)	.80	.76	1.12	.76	.35
Portfolio turnover rate (%)	9	10	14	25	29
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

Class I
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 41.23	$ 36.45	$ 30.15	$ 36.76	$ 33.92
Income (loss) from investment operations: Net investment income[a]	.82	.72	.74	.68	.58
Net realized and unrealized gain (loss) on investment transactions	3.03	4.79	6.29	(6.64)	2.94
Total from investment operations	3.85	5.51	7.03	(5.96)	3.52
Less distributions from: Net investment income	(.73)	(.73)	(.73)	(.65)	(.68)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 44.35	$ 41.23	$ 36.45	$ 30.15	$ 36.76
Total Return (%)	9.41	15.32	23.76	(16.40)	10.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	9	13	22	33
Ratio of expenses (%)	.78	.81	.81	.80	.83
Ratio of net investment income (loss) (%)	1.90	1.87	2.33	2.01	1.57
Portfolio turnover rate (%)	9	10	14	25	29
[a] Based on average shares outstanding during the period. * Amount is less than $.005.

Class R
Years Ended November 30,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 41.22	$ 36.43	$ 33.86
Income (loss) from investment operations: Net investment income[b]	.57	.46	.02
Net realized and unrealized gain (loss) on investment transactions	3.06	4.84	2.55
Total from investment operations	3.63	5.30	2.57
Less distributions from: Net investment income	(.56)	(.51)	—
Redemption fees	.00***	—	—
Net asset value, end of period	$ 44.29	$ 41.22	$ 36.43
Total Return (%)	8.87	14.67	7.59**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	2.029
Ratio of expenses (%)	1.36	1.48	1.30*
Ratio of net investment income (loss) (%)	1.32	1.20	.38*
Portfolio turnover rate (%)	9	10	14

[a] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 43.74
Income (loss) from investment operations: Net investment income[b]	.59
Net realized and unrealized gain (loss) on investment transactions	.61
Total from investment operations	1.20
Less distributions from: Net investment income	(.56)
Redemption fees	.00***
Net asset value, end of period	$ 44.38
Total Return (%)	2.77**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38
Ratio of expenses (%)	.84*
Ratio of net investment income (loss) (%)	1.81*
Portfolio turnover rate (%)	9

[a] For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended November 30,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 41.25	$ 36.46	$ 30.14	$ 32.27
Income (loss) from investment operations: Net investment income[b]	.82	.71	.69	.13
Net realized and unrealized gain (loss) on investment transactions	3.04	4.81	6.30	(2.11)
Total from investment operations	3.86	5.52	6.99	(1.98)
Less distributions from: Net investment income	(.73)	(.73)	(.67)	(.15)
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 44.38	$ 41.25	$ 36.46	$ 30.14
Total Return (%)	9.43	15.33	23.58	(6.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	574	116	88	2
Ratio of expenses (%)	.79	.83	.92	1.00*
Ratio of net investment income (loss) (%)	1.89	1.85	2.22	(1.57)*
Portfolio turnover rate (%)	9	10	14	25

[a] For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to November 30, 2002.

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder-Dreman High Return Equity Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class and Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. On February 28, 2005, the Fund commenced offering Class S shares which are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended November 30, 2005 the Fund utilized approximately $117,538,000 of prior year capital loss carryforwards.

At November 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $147,951,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2010 ($79,880,000) and November 30, 2011 ($68,071,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 20,908,360
Capital loss carryforwards	147,951,000
Net unrealized appreciation (depreciation) on investments	$ 1,523,216,413

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2005	2004
Distributions from ordinary income*	$ 77,052,803	$ 69,116,084

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $868,489,756 and $542,256,614, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.69% of the Fund's average daily net assets. Dreman Value Management, LLC ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Effective October 1, 2003 through February 28, 2006 (Class S commencement of operations February 28, 2005), the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.20%, 1.20%, 1.20%, 1.00%, 0.98% and 1.00% of average daily net assets for Class A, B, C, I, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.70%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees and organizational and offering expenses.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class A, B, C, I, R and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), also an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder serving fee they receive from the Fund. For the year ended November 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

	Total Aggregated	Unpaid at November 30, 2005
Class A	$ 5,764,576	$ 1,011,565
Class B	1,594,891	295,625
Class C	956,376	175,754
Class I	3,057	710
Class R	10,840	1,281
Class S	10,000	3,905
Institutional Class	187,245	41,645
	$ 8,526,985	$ 1,530,485

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended November 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2005
Class B	$ 6,211,560	$ 460,024
Class C	5,714,475	539,710
Class R	16,430	2,198
	$ 11,942,465	$ 1,001,932

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2005	Annual Effective Rate
Class A	$ 11,098,587	$ 962,835.24%
Class B	1,984,910	150,477.24%
Class C	1,834,046	165,083.24%
Class R	13,853	2,704.21%
	$ 14,931,396	$ 1,281,099

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended November 30, 2005, aggregated $800,187.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the the year ended November 30, 2005, the CDSC for Class B and C shares aggregated $1,373,346 and $67,823, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2005, SDI received $5,627.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended November 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $17,840, of which $5,760 is unpaid at November 30, 2005.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended November 30, 2005, the Advisor agreed to reimburse the Fund $75,270, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2005, the custodian fee was reduced by $356 for custodian credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended November 30, 2005 with companies which are or were affiliates is as follows:

Affiliate	Value ($) at November 30, 2004	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ Loss ($)	Dividend Income ($)	Shares at November 30, 2005	Value ($) at November 30, 2005
Borders Group, Inc.	116,524,256	3,639,461	—	—	1,873,053	5,255,100	107,151,489
Universal Corp.	102,907,086	1,292,568	—	—	3,574,326	2,141,450	86,471,751
	219,431,342				5,447,379		193,623,240

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2005		Year Ended November 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	31,914,592	$ 1,382,287,413	37,144,546	$ 1,432,713,281
Class B	2,186,233	94,306,454	3,522,449	135,232,347
Class C	5,775,757	250,379,814	4,406,906	169,412,755
Class I	384,584	16,730,572	24,609	937,210
Class R	232,121	10,052,219	48,632	1,876,876
Class S*	873,414	38,205,384	—	—
Institutional Class	11,224,982	486,112,927	812,421	31,097,051
		$ 2,278,074,783		$ 1,771,269,520
Shares issued to shareholders in reinvestment of distributions
Class A	1,291,880	$ 55,680,718	1,260,970	$ 47,887,748
Class B	92,021	3,946,695	170,361	6,425,900
Class C	87,475	3,763,973	103,488	3,921,191
Class I	2,031	87,093	5,648	213,229
Class R	1,680	72,852	252	9,723
Class S*	2,514	110,551	—	—
Institutional Class	50,764	2,189,469	51,958	1,972,583
		$ 65,851,351		$ 60,430,374
Shares redeemed
Class A	(26,869,766)	$ (1,162,881,246)	(19,163,540)	$ (739,088,745)
Class B	(7,333,697)	(315,155,272)	(13,096,568)	(501,404,231)
Class C	(3,060,325)	(131,981,084	(3,020,083)	(116,237,079)
Class I	(153,056)	(6,567,729)	(162,446)	(6,258,143)
Class R	(35,648)	(1,553,207)	(1,512)	(58,681)
Class S*	(28,039)	(1,228,698)	—	—
Institutional Class	(1,175,740)	(51,165,284)	(450,963)	(17,361,540)
		$ (1,670,532,520)		$ (1,380,408,419)
Redemption fees		$ 47,297		$ —
Net increase (decrease)
Class A	6,336,706	$ 275,119,972	19,241,976	$ 741,512,284
Class B	(5,055,443)	(216,900,537)	(9,403,758)	(359,745,984)
Class C	2,802,907	122,165,355	1,490,311	57,096,867
Class I	233,559	10,249,936	(132,189)	(5,107,704)
Class R	198,153	8,571,864	47,372	1,827,918
Class S*	847,889	37,088,889	—	—
Institutional Class	10,100,006	437,145,432	413,416	15,708,094
		$ 673,440,911		$ 451,291,475

* For the period February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

G. Subsequent Event

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter "D" in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder Value Series, Inc. and Shareholders of Scudder-Dreman High Return Equity Fund:

We have audited the accompanying statement of assets and liabilities of Scudder-Dreman High Return Equity Fund, one of a series of Scudder Value Series, Inc. (the "Corporation"), including the portfolio of investments, as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder-Dreman High Return Equity Fund at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 20, 2006
Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2005 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $163,141,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board considered the delegation of day-to-day portfolio management responsibility to Dreman Value Management, L.L.C. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund (including the effect of the Fund's then-current expense cap). The information provided to the Board showed that the Fund's management fee rate was above the median but below the fourth quartile of the peer group, and that the Fund's total expense ratios were at or below the median of the peer universe for Class A, B and C shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the Scudder Funds. The Board took into account the Advisor's commitment to cap total expenses through February 28, 2006.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the Fund's management fee rate was above the median of the peer group, such management fee rate was within an acceptable range of the peer group and consistent with reasonable expectations in light of the nature, quality and extent of the services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprisewide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee included seven breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations in Connection with the Annual Review of the Subadvisory Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's subadvisory agreement (the "Subadvisory Agreement") between Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") and Dreman Value Management, L.L.C. (the "Subadvisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Subadvisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Subadvisory Agreement, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board considered short-term and longer-term performance of the Fund (as described above).

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Subadvisor historically have been and continue to be satisfactory, and that the Fund's performance during the tenure of the Subadvisor was satisfactory.

Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rate under the Subadvisory Agreement and how it related to the overall management fee structure of the Fund. The Board also considered the terms of a relationship agreement between the Advisor and Subadvisor. The Board considered that the subadvisory fee rate was negotiated at arm's length between the Advisor and Subadvisor, an unaffiliated third party, and that the Advisor compensates the Subadvisor from its fees. Accordingly, the Board considered the estimated profitability of the Advisor and did not consider estimated profitability of the Subadvisor. The Board evaluated whether the overall management fees payable by the Fund were designed to share economies of scale.

As part of its review of the investment management agreement with DeIM, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board noted that the investment management agreement with DeIM included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Subadvisor. The Board also considered the character and amount of other incidental benefits received by the Subadvisor and its affiliates, including benefits received by the Subadvisor in connection with executing brokerage transactions for the Fund. The Board concluded that the subadvisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Subadvisory Agreement continue to be fair and reasonable and that the continuation of the Subadvisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Director's term of office extends until the next shareholders' meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Director, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Lewis A. Burnham (1933) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	66
Donald L. Dunaway (1937) Director, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Director, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Director, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Director, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		74
John G. Weithers (1933) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	66
Interested Director and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Director, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Elisa D. Metzger[4] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, I and InstitutionalClass

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDHAX	KDHBX	KDHCX	KDHIX
CUSIP Number	81123U-204	81123U-709	81123U-808	81123U-832
Fund Number	087	287	387	539

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDHRX
CUSIP Number	81123U-790
Fund Number	1506

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KDHSX
Fund Number	387
Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2005, Scudder Value Series, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     SCUDDER DREMAN HIGH RETURN EQUITY FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years.  The Audit  Committee  approved in advance all audit  services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
November 30       to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $76,200            $0              $10,394              $0
--------------------------------------------------------------------------------
2004              $53,101            $0              $9,371               $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 November 30           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                  $406,000               $70,570                 $0
--------------------------------------------------------------------------------
2004                  $281,500                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal  controls,  agreed upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with  consultation services and agreed upon procedures.

                                       1

Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's  last two  fiscal  years for  non-audit  services.  The  Audit  Committee pre-approved all non-audit services that E&Y provided to the Adviser and any
Affiliated Fund Service Provider that related directly to the Fund's  operations and financial reporting.  The Audit Committee requested and received information from E&Y  about any  non-audit  services  that E&Y  rendered  during the
Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.
The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 November 30      (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005             $10,394        $70,570             $40,586           $121,550
--------------------------------------------------------------------------------
2004             $9,371            $0              $386,601           $395,972
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2004 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit  Committee that in connection  with providing  monthly payroll  services to employees of certain DB entities  from May 2003 to February
2005,  a member  firm in Chile  ("E&Y  Chile")  received  funds  from the DB entities  that went into an E&Y  trust  account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

E&Y also  advised the Audit  Committee  that in  connection  with  providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements, a member firm in France

                                       2

("E&Y  France")  entered into an engagement with the DB entity that resulted in  E&Y  France  staff  functioning  under  the  direct  responsibility  and direction of a DB entity  supervisor.  E&Y advised the Audit Committee that, although the services  provided  were  "permitted  services"  under Rule 2-01 of
Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of
Regulation S-X. (Rule 2-01(c)(4)(vi) provides that an accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  Chile  received  approximately
$11,724 and E&Y France received approximately $100,000 for the services they provided  to the DB  entities.  E&Y  advised  the  Audit  Committee  that it conducted  an  internal  review of the  situation  and, in view of the fact that similar expatriate tax compliance  services were provided to a number of E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the
PCAOB of the  independence  issues arising from those services.  E&Y advised the Audit  Committee  that E&Y  believes  its  independence  as  independent registered  public  accounting  firm for the Fund was not  impaired  during  the period the services were provided. In reaching this conclusion,  E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit  services to the DB entities  were  involved in the provision of audit services  to the Fund,  the  E&Y  professionals  responsible  for the Fund's audits were not aware that these  non-audit  services  took place,  and that the fees charged were not  significant to E&Y  overall or to the fees charged to the  Investment  Company  Complex.  E&Y also noted that E&Y  Chile is no longer providing these services and that the E&Y France  engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman High Return Equity Fund, a
                                    series of Scudder Value Series, Inc.

By:                                 /s/Vincent J. Esposito
                                    -------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman High Return Equity Fund, a
                                    series of Scudder Value Series, Inc.

By:                                 /s/Vincent J. Esposito
                                    -------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

By:                                 /s/Paul Schubert
                                    -------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 31, 2006